Exhibit 32.1

Certification  of Principal Executive Officer and Principal Financial Officer
Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Yearly Report of Vantone International Group, Inc. (the "Company") on Form 10-K for the year ended March 31, 2011 as filed with the Securities and Exchange Commission (the "Report"), I, Honggang Yu, President, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

July 12, 2011	/s/ Honggang Yu
Honggang Yu
President, Chief Executive Officer and
Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)